SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 4, 2013
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	333-166225	27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 4, 2013, Customers Bancorp, Inc. (the “Company”), Acacia Life Insurance Company (“Acacia”) and Ameritas Life Insurance Corp. (together with Acacia, “Sellers”) announced their mutual decision, due to delays in the receipt of regulatory approvals, not to extend the term of that certain Stock Purchase Agreement, dated as of June 20, 2012, as amended by those certain Amendment to Stock Purchase Agreement, dated as of December 18, 2012, Amendment No. 2 to Stock Purchase Agreement dated as of January 30, 2013, and Amendment No. 3 to Stock Purchase Agreement dated as of February 28, 2013,  by and among the Company and Sellers (the “Purchase Agreement”).  Instead, on April 4, 2013, the parties entered into a Termination and Non-Renewal Agreement to terminate the Purchase Agreement and the transactions contemplated thereby (the “Termination Agreement”).  Each party will bear its own costs and expenses in connection with the terminated transaction, without penalties.  The parties mutually agreed that the termination was in each company’s best interest.

The foregoing summary of the Termination Agreement is not complete and is qualified in its entirety by reference to the complete text of the Termination Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference in its entirety.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth in Item 1.01 is incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition

On April 10, 2013, the Company issued a press release announcing unaudited financial information for the quarter ended March 31, 2013, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 10.1	Termination and Non-Renewal Agreement, dated as of April 4, 2013, by and among the Company, Acacia Life Insurance Company and Ameritas Life Insurance Corp.
Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ James D. Hogan
Name: James D. Hogan
Title: Executive Vice President and Chief Financial Officer

Date:           April 10, 2013

EXHIBITS INDEX

Exhibit	Description

Exhibit 10.1	Termination and Non-Renewal Agreement, dated as of April 4, 2013, by and among the Company, Acacia Life Insurance Company and Ameritas Life Insurance Corp.
Exhibit 99.1	Press Release